Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             4.2131%



        Excess Protection Level
          3 Month Average  7.40%
          June, 2001  6.98%
          May, 2001  7.71%
          April, 2001  7.53%


        Cash Yield                                  18.98%


        Investor Charge Offs                        5.67%


        Base Rate                                   6.33%


        Over 30 Day Delinquency                     4.78%


        Seller's Interest                           8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,631,211,247.25